EXHIBIT 1

        THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE OKLAHOMA SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR THE SECURITIES LAWS OF ANY OTHER STATE OR AN OPINION OF COUNSEL OR OTHER DOCUMENTATION SATISFACTORY TO PAUL A. KRUGER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.


                               WARRANT AGREEMENT
                (TRANSFEREE OF PAVILION CAPITAL PARTNERS, LTD.)

        THIS WARRANT AGREEMENT (this "Agreement") is made and entered into this 4th day of April, 2002 by and between PAUL A. KRUGER, an individual ("Kruger") whose address for purposes of notice under this Agreement is 2500 South McGee Drive, Suite 200, Norman, Oklahoma 73072, and RANDEL T. DUNN, an individual ("Dunn") whose address for purposes of notice under this Agreement is 4900 Richmond Square, Suite 202, Oklahoma City, Oklahoma 73112.

        WHEREAS, on December 29, 2000, Kruger and Simonelli entered into the Warrant Agreement evidencing the right of John Simonelli to purchase up to Eight Hundred Thousand (800,000) shares of common stock, $.01 par value per share ("Precis Common Stock") of Precis, Inc. (formerly Precis Smart Card Systems, Inc.) ("Precis") on the same terms and conditions set forth in this Agreement;

        WHEREAS, pursuant to various assignments of the above-mentioned Warrant Agreement on this date, Dunn has the right to purchase up to Eight Hundred Thousand (800,000) shares of Precis Common Stock, and Kruger and Dunn pursuant to Section 4.2 of the above-mentioned execute this Warrant Agreements to give effect to the transfesr and evidence Pavilion's right to purchase such shares of Precis Common Stock;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement and for value received, Kruger and Dunn agree as follows:

        SECTION 1. GRANT OF RIGHT TO ACQUIRE PRECIS COMMON STOCK. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, Dunn or any subsequent holder or holders of the rights under this Agreement by virtue of assignment or transfer (the "Holder") is entitled to acquire, subject to the provisions of this Agreement, from Kruger up to Eight Hundred Thousand (800,000) shares of Precis Common Stock (the "Stock") for Fifty Cents ($.50) per share (the "Exercise Price"). With the exception of any adjustments pursuant to
Section 5 of this Agreement, the Stock transferrable upon exercise of the Holder's right under this Agreement shall be in all respects identical to the Precis Common Stock issued and outstanding as of the date hereof. The shares of Stock (including cash, property and stock dividends paid on or with respect to the Stock) and other securities deliverable upon the exercise of the Holder's rights under this Agreement, as adjusted from time to time, are hereinafter sometimes referred to as the "Warrant Securities." Unless the context otherwise requires, the term "Warrant" as used herein refers to the right to acquire the Stock pursuant to this Warrant Agreement and any other warrant agreement or agreement that may be executed and delivered pursuant to the provisions of this Agreement, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any registered transferee or transferees or registered assignee or assignees of Holder, who in each case shall be subject to the provisions of this Warrant Agreement, and when used with reference to Warrant Securities, means the holder or holders of the Warrant Securities.

      SECTION 2. EXERCISE OF WARRANT. Subject to the provisions of this Agreement, the Holder shall be have the right to exercise the Warrant to acquire the Warrant Securities, in whole or in part at any time and from time to time, during the period commencing on December 31, 2001 and ending at 5:00 p.m., Norman, Oklahoma time, on December 31, 2010 (the "Expiration Date"). The Warrant may be exercised pursuant to one or more of the following methods:

            (i) CASH METHOD OF ACQUISITION. The presentation and surrender to Kruger of this Agreement, accompanied by the Purchase Form (Cash Payment) annexed hereto duly executed and accompanied by payment of the Exercise Price in cash, certified or official bank check payable to the order of Kruger, in the amount of the Exercise Price for the number of shares of Stock (or Warrant Securities) specified in the Purchase Form (Cash Payment); or

            (ii) EXCHANGE METHOD OF ACQUISITION. The presentation and surrender to Kruger of this Agreement, accompanied by the Exchange Form (Exchange Exercise) annexed hereto duly executed and accompanied by the number of shares of Precis Common Stock having a Market Value (as defined below) on the date of exercise equal to the aggregate amount of the Exercise Price for the number of shares of Stock (or Warrant Securities) specified in the Exchange Form (Exchange Exercise); or

            (iii) STOCK APPRECIATION RIGHT METHOD OF ACQUISITION. The presentation and surrender to Kruger of this Agreement, accompanied by the Conversion Form (Stock Appreciation) annexed hereto duly executed, in which case no payment of the Exercise Price will be required. In the event the Conversion Form (Stock Appreciation) and method of conversion exercise is utilized by the Holder, the number of shares of Stock or other Warrant Securities receivable by the Holder shall be determined by multiplying the number of shares of Stock or other Warrant Securities by the amount, if any, by which the Market Value (as defined below) of the Precis Common Stock or other Warrant Securities on the date of exercise exceeds the aggregate Exercise Price of the shares of Stock or other Warrant Securities being acquired through conversion and then dividing this amount by the per share Market Value of the Precis Common Stock or other Warrant Securities on the date of exercise.

Upon exercise of the Warrant, Kruger shall deliver to the Holder one or more certificates for the shares of Stock (or Warrant Securities) as appropriate. If the Warrant is exercised in part only, Kruger shall, promptly after presentation of this Agreement upon such exercise or conversion, execute and deliver a new warrant agreement evidencing the rights of Holder to acquire the balance of the shares of Stock (or Warrant Securities) upon the same terms and conditions as herein set forth.

      For purposes of this Agreement, "Market Value" shall mean (A) if the Precis Common Stock (or other Warrant Securities) is listed for trading on a national or regional stock exchange or is included on the Nasdaq National Market or SmallCap Market, the closing sale price quoted on such exchange or the Nasdaq National Market or SmallCap Market which is published in The Wall Street Journal for the trading day immediately preceding the date of exercise, or if no trade of the Precis Common Stock (or other Warrant Securities) shall have been reported on such date, the last sale price so quoted for the next day prior thereto on which a trade in the Precis Common Stock (or other Warrant Securities) was so reported or (B) if the Precis Common Stock (or other Warrant Securities) is not so listed or admitted to trading or included on a national or regional stock exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the average of the closing highest reported bid and lowest reported ask price as quoted on the National Association of Securities Dealer's OTC Bulletin Board or in the "pink sheets" published by the National Daily Quotation Bureau for the business day immediately preceding the date of exercise on which the Precis Common Stock (or other Warrant Securities) is traded or, if no trade of the Precis Common Stock (or other Warrant Securities) shall have been reported on such date, the last sale price so quoted for the next day prior thereto on which a trade in the Precis Common Stock (or other Warrant Securities) was quoted.

      SECTION 3. RESERVATION OF SHARES. Kruger shall at all times after December 31, 2001 and until immediately after the earlier of the Expiration Date or full exercise of the Warrant place in escrow the number of shares of Stock and other Warrant Securities (accompanied by a fully executed stock power or powers) that shall be required for transfer and delivery upon exercise of the Warrant in full. The shares of Stock and other Warrant Securities shall be held in escrow for the exclusive benefit of Holder and for transfer and delivery upon Holder's exercise of the Warrant. Under the terms of the escrow agreement, the escrow agent shall be instructed and authorized to transfer the Stock and other Warrant Securities held in escrow to Holder or Holder's designee upon exercise of the Warrant upon presentation to and receipt by the escrow agent of the Purchase Form (Cash Payment) (accompanied by evidence of payment of the Exercise Price), Exchange Form (Exchange Exercise)
(accompanied by the certificate or certificates evidencing the Precis Common Stock being exchanged for the shares of Stock and other Warrant Securities), or Conversion Form (Stock Appreciation).

      SECTION 4.  TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT AGREEMENT.

            SECTION 4.1 TRANSFERABILITY. This Warrant Agreement may be assigned or transferred, in whole or in part, as provided herein so long as such assignment or transfer is in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (said Act and such rules and Regulations being hereinafter collectively referred to as the "Securities Act"). Any purported transfer or assignment made other than in accordance with this
      Section 4 shall be null and void and of no force and effect.

            SECTION 4.2 TRANSFER PROCEDURE. Any assignment permitted hereunder shall be made by surrender of this Agreement to Kruger with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax. In such event Kruger shall, without charge, execute and deliver a new warrant agreement in the name of the assignee named in the Assignment Form and designate the assignee as the Holder under the warrant agreement and this Agreement shall promptly be canceled. This Agreement may be divided or combined with other warrant agreement that carry the same rights by presentation of this Agreement to Kruger together with the Assignment Form signed by Holder, specifying the names and denominations in which the new warrant agreements are to be issued.

            SECTION 4.3 LOSS OR DESTRUCTION OF THIS AGREEMENT. Upon receipt by Kruger of evidence satisfactory to him of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification to Kruger or (in the case of mutilation) presentation of this Agreement for surrender and cancellation, Kruger will execute and deliver a new warrant agreement of like tenor and date and this lost, stolen, destroyed or mutilated Agreement shall thereupon become void. This Agreement may be exchanged at the option of the Holder for another warrant agreement or agreements of exercisable for different denominations of the Stock or Warrant Securities, of like tenor and evidencing in the aggregate the number of shares of Stock or Warrant Securities acquirable pursuant to this Agreement, upon surrender of this Agreement, with the Assignment Form duly filled in and executed, to Kruger, at any time or from time to time after the close of business on the date hereof and prior to the close of business on the Expiration Date. Kruger shall promptly cancel this Agreement upon surrender and deliver the new warrant agreements pursuant to the provisions of this Section 4.3.

      SECTION 5. ADJUSTMENT IN THE NUMBER, KIND AND PRICE OF WARRANT SECURITIES. The number and kind of Warrant Securities acquirable upon exercise of the Warrant shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:

            SECTION 5.01 DIVIDENDS AND STOCK SPLITS. In the event Precis shall
      (i) pay a dividend in, or make a distribution of, cash, property or shares of Precis Common Stock or of capital stock convertible into Precis Common Stock on its outstanding shares of Precis Common Stock, (ii) subdivide (forward split) its outstanding shares of Precis Common Stock into a greater number of such shares, or (iii) combine (reverse split) its outstanding shares of Precis Common Stock into a smaller number of such shares, the total number of shares of Precis Common Stock acquirable upon the exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same Exercise Price the number of shares of Precis Common Stock and the number of shares of capital stock convertible into Precis Common Stock that the Holder would have owned or have been entitled to receive immediately following the happening of such event, assuming and giving effect to the exercise of the Warrant by the Holder. Any adjustment made pursuant to this Subsection 5.01 shall, in the case of a stock dividend or distribution or a stock issuance, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof.

            SECTION 5.02 ADJUSTMENT OF WARRANT SECURITIES. In the event of any adjustment of the total number of shares of Precis Common Stock acquirable upon the exercise of the Warrant pursuant to Subsection 5.1, the Exercise Price shall remain unchanged, but the number of shares of capital stock or Warrant Securities obtainable on exercise of the Warrant shall be adjusted as provided in Subsection 5.1.

            SECTION 5.03 REORGANIZATION, RECAPITALIZATION, ETC. In the event of a capital reorganization or a reclassification of the Precis Common Stock (except as provided in Subsection 5.1 or Subsection 5.4), the Holder, upon exercise of the Warrant, shall be entitled to receive, in lieu of the Stock that the Holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other Warrant Securities or property of Precis (or cash) that the Holder would have been entitled to receive at the same Exercise Price upon such reorganization or reclassification if the Warrant had been exercised immediately prior thereto; and in any such case, appropriate provision shall be made for the application of this Section 5 with respect to the rights and interests thereafter of the Holder of this Option (including, but not limited to, the allocation of the Exercise Price between or among the Warrant Securities), to the end that this Section 5 (including the adjustments of the number of shares of Stock or other Warrant Securities acquirable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrant for any shares or other Warrant Securities or other property (or cash) thereafter deliverable upon the exercise of the Warrant.

            SECTION 5.04 CONSOLIDATION, MERGER, ETC. In case of any consolidation of Precis with, or merger of Precis with, or merger Precis into, another corporation (other than a consolidation or merger that does not result in any reclassification or change of the outstanding Precis Common Stock), or in case of any sale or conveyance to another corporation of the property of Precis as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Holder a supplement to this Agreement or a new warrant agreement providing that the Holder shall have the right thereafter (until the Expiration Date) to receive, upon exercise of the Warrant or any new warrant under a new warrant agreement, at the same Exercise Price, solely the kind and amount of shares or Warrant Securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by the Holder for the number and kind of Warrant Securities for which the Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental option or new option shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 5. The above provision of this Subsection 5.4 shall similarly apply to successive consolidations, mergers, sales or transfers.

            SECTION 5.05 NOTIFICATION OF ADJUSTMENT. Whenever the Warrant Securities acquirable upon exercise of the Warrant are modified as provided in Subsection 5.1 or 5.4, Kruger will promptly deliver to the Holder a certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of Precis and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of Precis setting forth the number and kind of Warrant Securities acquirable and the other property (including cash) receivable by the Holder upon exercise of the Warrant or any supplemental or new option. This certificate will state that the adjustments in the kind of acquirable Warrant Securities and other property (including cash) receivable by the Holder upon exercise of the Warrant conform to the requirements of this Section 5, and setting forth a brief statement of the facts accounting for such adjustments. In the event, the Holder does not agree with such determination of the Board of Directors of Precis as set forth in the certificate, Precis shall retain a firm of independent public accountants acceptable to the Holder to make any computation required under this
      Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 5.

      SECTION 6. NO RIGHT TO REDEEM. This Agreement and the Warrant may not be redeemed by Kruger.

      SECTION 7. NOTICE OF CERTAIN CORPORATION ACTION. In case Precis after the date hereof shall propose to effect any consolidation or merger to which Precis is a party and for which approval of any shareholders of Precis is required, or any sale, transfer or other disposition of its property and assets substantially as an entirety, or the liquidation, voluntary or involuntary dissolution or winding-up of Precis, then, in each such case, Kruger shall mail (by first-class, postage prepaid mail) to the Holder notice of the proposed action setting forth and specifying the date on which the reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up shall take place or commence, as the case may be, and which shall also specify any record date for determination of holders of the capital stock of Precis entitled to vote thereon or participate therein and shall set forth such facts with respect thereto as shall be reasonably necessary to indicate any adjustments in the number or kind of Warrant Securities acquirable upon exercise of the Warrant which will be required as a result of the action, and the Holder may thereafter exercise the Warrant. This notice shall be filed and mailed in the case of any action covered by this Section 7, at least 20 days prior to the earlier of (i) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up is expected to become effective, (ii) the date on which it is expected that holders of shares of the capital stock of record on such date shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up, or (iii) the record date for determination of holders of the capital stock of Precis entitled to vote on such action or participate in such action. Failure of the Holder to exercise the Warrant in whole or in part prior to any corporate action as described in this Section 7 shall not affect or alter the rights of the Holder as set forth in this Agreement.

      SECTION 8. ACQUISITION FOR INVESTMENT PURPOSES. The Holder represents and acknowledges to Kruger that the Warrant Securities at the time of transfer and delivery to the Holder upon exercise of the Warrant (i) will be acquired by the Holder for investment purposes only without the intent to resell such Warrant Securities, (ii) will be issued pursuant to exemption from registration under the Securities Act and any applicable state securities act, (iii) will not be transferred except pursuant to registration under the Securities Act and any applicable state securities act unless pursuant to exemption from registration under such acts, and (iv) the certificates evidencing the Warrant Securities will bear appropriate restrictive transfer legends as required pursuant to the Securities Act and any applicable state securities act.

      SECTION 9. GOVERNING LAW. This Warrant Agreement shall be construed in accordance with the laws of the State of Oklahoma applicable to contracts executed and to be performed wholly within such state.

      SECTION 10. NOTICE. Notices and other communications to be given to the Holder or to Kruger shall be delivered by hand or by first-class mail, postage prepaid, to the address of Holder or Kruger set forth above or such other address as the Holder or Kruger shall have designated by written notice to the other party as provided in this Agreement. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid.

      SECTION 11. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of Kruger shall bind and inure to the benefit of his successors and assigns, and all covenants and provisions of this Agreement by or for the benefit of the Holder shall bind and inure to the benefit of the Holder.

      SECTION 12. TERMINATION. This Agreement shall terminate as of the close of business on the earlier of (i) the Expiration Date, or (ii) such earlier date upon which the rights to acquire the Stock or Warrant Securities pursuant to this Agreement shall have been exercised in full. However, the representations set forth in Section 8 shall continue on and after the Expiration Date if this Agreement is fully or partially exercised on or before the Expiration Date.

      SECTION 13. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than Kruger and his successors and assigns and the Holder and his successors and assigns any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of Kruger and his successors and assigns and the Holder.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on date first above written.

"Kruger"                                   /s/ PAUL A. KRUGER
                                          ------------------------------------
                                                       Paul A. Kruger

"Dunn"                                     /s/ RANDEL T. DUNN
                                          ------------------------------------
                                                       Randel T. Dunn

                                  PURCHASE FORM
                                  (CASH METHOD)
  (TO BE EXECUTED BY THE HOLDER OF THE WARRANT AGREEMENT IF EXERCISED IN WHOLE
                                  OR IN PART)

To: PAUL A. KRUGER

      The undersigned (___________________________________________________)
                     Please insert Social Security or other number of Subscriber hereby irrevocably elects to exercise the right of acquire represented by the Warrant Agreement (the "Warrant") to which this Purchase Form is attached, for, and to acquire thereunder, __________________________________________________
(____________________) shares of common stock, $.01 par value per share, of Precis, Inc. ("Common Stock") provided for therein and tenders payment herewith to the order of PAUL A. KRUGER in the amount of $_______. In accordance with
Section 2 of the Warrant Agreement, the undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

and if said number of shares of Common Stock shall not be all the shares of Common Stock acquirable thereunder, that a new Warrant Agreement for the balance remaining of shares of Common Stock acquirable under the Warrant Agreement be registered in the name of, and delivered to the undersigned at the address stated below:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

Dated:______________, ____             Signature


                                       ---------------------------------------
                                       (Signature must conform in all respects
                                        to the name of Holder.)

                                 EXCHANGE FORM
                             (EXCHANGE EXERCISE)
           (TO BE EXECUTED BY THE HOLDER OF THE WARRANT AGREEMENT
                       IF EXERCISED IN WHOLE OR IN PART)

To:  PAUL A. KRUGER

      The undersigned (___________________________________________________)
                     Please insert Social Security or other number of Subscriber hereby irrevocably elects the use _________ shares of common stock, $.01 par value per share, of Precis Smart Card Systems, Inc. ("Common Stock"), having a value market value equal to the exercise price of _________ shares of Common Stock receivable pursuant to the Warrant Agreement to which this Exchange
Form is attached. In accordance with Section 2 of the Warrant Agreement, the undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

and if said number of shares of Common Stock shall not be all the shares of Common Stock acquirable thereunder, that a new Warrant Agreement for the balance remaining of shares of Common Stock acquirable under the Warrant Agreement be registered in the name of, and delivered to the undersigned at the address stated below:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

Dated:______________, ____             Signature


                                       ---------------------------------------
                                       (Signature must conform in all respects
                                        to the name of Holder.)

                                   CONVERSION FORM
                                (STOCK APPRECIATION)
              (TO BE EXECUTED BY THE HOLDER OF THE WARRANT AGREEMENT
                        IF EXERCISED IN WHOLE OR IN PART)

To:  PAUL A. KRUGER

      The undersigned (___________________________________________________)
                     Please insert Social Security or other number of Subscriber hereby irrevocably elects the cashless exercise of the right to convert the Warrant into the number of shares of common stock, $.01 par value per share, of Precis, Inc. ("Common Stock") receivable pursuant to the Warrant Agreement to which this Conversion Form is attached. In accordance with Section 2 of the Warrant Agreement, the undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

and if said number of shares of Common Stock shall not be all the shares of Common Stock acquirable thereunder, that a new Warrant Agreement for the balance remaining of shares of Common Stock acquirable under the Warrant Agreement be registered in the name of, and delivered to the undersigned at the address stated below:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

Dated:______________, ____             Signature


                                       ---------------------------------------
                                       (Signature must conform in all respects
                                        to the name of Holder.)

                                ASSIGNMENT FORM
 (TO BE EXECUTED BY THE HOLDER OF THE WARRANT AGREEMENT ONLY UPON ASSIGNMENT)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
______________________________________________________________________________
____________________________________________ ("Assignee") the right to acquire
_____________________________(________ ) shares of Common Stock subject to acquisition under the Warrant Agreement (the "Warrant Agreement") to which this Assignment is attached, and appoints __________________________________________
Attorney to transfer the Warrant Agreement or portion thereof with the full power of substitution in the premises. In accordance with Section 4 of the Warrant Agreement, the undersigned requests that Paul A. Kruger execute, issue and deliver a new Warrant Agreement evidencing the rights of the Assignee to acquire such assigned shares of Common Stock to Assignee as follows:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

and if said number of shares of Common Stock shall not be all the shares of Common Stock acquirable under the Warrant Agreement, that Paul A. Kruger execute, issue and deliver a new Warrant Agreement for the balance remaining of shares of Common Stock acquirable under the Warrant Agreement to be registered in the name of, and delivered to the undersigned at the address stated below:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
Deliver to:
           -------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

Dated:______________, ____


In the presence of:


------------------------------         Signature
Signature Guaranteed:

                                       ---------------------------------------
                                       (Signature must conform in all respects
                                        to the name of Holder.)